UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Airgain, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

3611 Valley Centre Drive, Suite 150

San Diego, CA 92130

Notice of 2022 Annual Meeting of Stockholders and Proxy Statement

Dear Stockholder:

The 2022 annual meeting of stockholders of Airgain, Inc. will be held on Wednesday, June 22, 2022, at

9:00 a.m., Pacific Time, via a live webcast for the following purposes, as more fully described in the accompanying proxy statement:

1.
To elect three directors to serve as Class III directors for a three-year term to expire at the 2025 annual meeting of stockholders;
2.
To consider and vote upon the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;
3.
To consider and vote upon, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission;
4.
To consider and vote upon, on an advisory basis, whether the stockholder vote to approve the compensation of the named executive officers as required by Section 14A(a)(2) of the Securities Exchange Act of 1934, as amended, should occur every one, two or three years; and
5.
To transact such other business as may be properly brought before the meeting or any adjournment or postponement thereof.

We have elected to take advantage of Securities and Exchange Commission rules that allow companies to furnish proxy materials to their stockholders by providing access to these documents on the Internet instead of mailing printed copies. Those rules allow a company to provide its stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of the annual meeting. Most of our stockholders will not receive printed copies of our proxy materials unless requested, but instead will receive a notice with instructions on how they may access and review our proxy materials on the Internet and how they may cast their vote via the Internet. If you would like to receive a printed or e-mail copy of our proxy materials, please follow the instructions for requesting the materials in the Notice of Internet Availability that is being sent to you.

As noted above, our annual meeting will be a virtual meeting of stockholders, conducted solely by remote communication via a live webcast. There will not be a physical meeting location and stockholders will not be able to attend the annual meeting in person. This means that you can attend the annual meeting online, vote your shares during the online meeting, and submit questions for consideration at the online meeting. To be admitted to the annual meeting’s live webcast, you must register at www.proxydocs.com/AIRG by 2:00 p.m. Pacific Time, on June 20, 2022, (the "Registration Deadline") as described in the Internet notice or the proxy materials. As part of the registration process you must enter the Control Number included in your Internet notice, your proxy card or on the instructions that accompanied your proxy materials. After completion of your registration by the Registration Deadline further instructions, including a unique link to access the annual meeting, will be emailed to you.

The foregoing items of business are more fully described in the accompanying proxy statement, which forms a part of this notice and is incorporated herein by reference. Our board of directors has fixed the close of business on April 25, 2022, as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting or any adjournment or postponement thereof.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you expect to attend our virtual annual meeting, we urge you to vote your shares as soon as possible via the toll-free telephone number or over the Internet, as described in the Notice of Internet Availability and enclosed proxy materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the annual meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the annual meeting if you desire to do so, as your proxy is revocable at your option. For specific voting instructions, please refer to the information provided in the accompanying proxy statement and in the Notice of Internet Availability.

All stockholders are cordially invited to attend the meeting via a live webcast. We appreciate your continued support of the Company.

By Order of the Board of Directors,

/s/ James K. Sims
James K. Sims
Chair of the Board of Directors

San Diego, California
May 2, 2022

Your vote is important. Please vote your shares whether or not you plan to attend the meeting.

Proxy Statement for the 2022 Annual Meeting of Stockholders to Be Held on Wednesday, June 22, 2022

The board of directors of Airgain, Inc. (the "Board") is soliciting the enclosed proxy for use at the Annual Meeting of Stockholders to be held on Wednesday, June 22, 2022, at 9:00 a.m., Pacific Time (the "2022 Annual Meeting"). The 2022 Annual Meeting will be a virtual meeting, which will be conducted via a live webcast. Prior registration to attend the 2022 Annual Meeting at www.proxydocs.com/AIRG is required by 2:00 p.m., Pacific Time, on June 20, 2022 (the "Registration Deadline").

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on Wednesday, June 22, 2022:

This proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2021 (the “2021 Annual Report”) are available electronically at www.proxydocs.com/AIRG.

General Information About the 2022 Annual Meeting and Voting

Why am I receiving these proxy materials?

We have prepared these proxy materials, including this proxy statement and the enclosed proxy card because our Board is soliciting your proxy to vote at the 2022 Annual Meeting of stockholders. This proxy statement summarizes information related to your vote at the 2022 Annual Meeting. All stockholders who find it convenient to do so are cordially invited to attend the 2022 Annual Meeting via live webcast. However, you do not need to attend the meeting to vote your shares. Instead, you may simply submit your proxy via phone or the Internet in accordance with the instructions provided in the Notice of Internet Availability of Proxy Materials or, if you requested printed copies of the proxy materials by mail, complete, sign, and return the enclosed proxy card.

Notice of Internet Availability of Proxy Materials.

As permitted by Securities and Exchange Commission ("SEC") rules, we are making this proxy statement and our 2021 Annual Report available to our stockholders electronically via the Internet. On or about May 10, 2022, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2021 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2021 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice. We encourage our stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings and reduce the cost to us associated with the printing and mailing of materials.

Printed Copies of Our Proxy Materials.

If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

How can I attend the 2022 Annual Meeting?

This year’s 2022 Annual Meeting will be accessible through the Internet via a live webcast. We adopted a virtual format for our 2022 Annual Meeting considering of the COVID-19 pandemic, and in the best interests of public health and the health and safety of our stockholders, directors, and employees.

You are entitled to participate in the 2022 Annual Meeting if you were a stockholder as of the close of business on our record date of April 25, 2022, or hold a valid proxy for the meeting. To be admitted to the 2022 Annual Meeting’s live webcast, you must register at www.proxydocs.com/AIRG by the Registration Deadline as described in these proxy materials. As part of the registration process you must enter the Control Number shown on your Internet Notice, your proxy card, or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your Control Number or otherwise vote through the bank or broker. After completion of your registration by the Registration Deadline, further instructions, including a unique link to access the 2022 Annual Meeting, will be emailed to you. This year’s stockholders’ question and answer session will include questions submitted electronically during the 2022 Annual Meeting. Our virtual meeting will be governed by our Rules of Conduct and Procedures that will be available on the meeting portal when activated prior to the meeting start time and for duration of the meeting. The Rules of Conduct and Procedures will address the ability of stockholders to ask questions during the meeting including rules on permissible topics and rules for how questions and comments will be recognized and disclosed to meeting participants.

Who can vote at the 2022 Annual Meeting?

Only stockholders of record at the close of business on the record date for the 2022 Annual Meeting, April 25, 2022, are entitled to vote at the 2022 Annual Meeting. At the close of business on this record date, there were 10,189,236 shares of our common stock outstanding. Common stock is our only class of stock entitled to vote.

Stockholders of Record: Shares Registered in Your Name

If, on the record date, your shares were registered directly in your name with the transfer agent for our common stock, American Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote at the 2022 Annual Meeting if you attend online or vote by proxy. Whether or not you plan to attend the 2022 Annual Meeting online, we encourage you to vote by proxy via the Internet, by telephone, or by mail, as instructed below to ensure your vote is counted.

Beneficial Owners: Shares Registered in the Name of a Broker or Bank

If, on the record date, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and this Internet Notice or these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the 2022 Annual Meeting. As a beneficial owner you have the right to direct your broker or other agent on how to vote the shares in your account. As discussed above, if you are a street name stockholder, you are invited to attend and vote your shares at the 2022 Annual Meeting online so long as you register at www.proxydocs.com/AIRG by the Registration Deadline. However, since you are not the stockholder of record, you may be required to request and obtain a valid proxy from your broker, bank, or other agent in order to vote your shares online at the meeting, after following all instructions provided after your successful registration.

What am I voting on?

There are four proposals scheduled for a vote:

Proposal 1: To elect three directors to serve as Class III directors for a three-year term to expire at the 2025 annual meeting of stockholders.

Proposal 2: To consider and vote upon the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2022.

Proposal 3: To consider and vote upon, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC.

Proposal 4: To consider and vote upon, on an advisory basis, whether the stockholder vote to approve the compensation of the named executive officers as required by Section 14A(a)(2) of the Securities Exchange Act of 1934, as amended, should occur every one, two or three years.

How many votes do I have?

Each share of our common stock that you own as of April 25, 2022, entitles you to one vote.

How do I vote?

With respect to the election of directors, you may either vote “For” the nominees to the Board or you may “Withhold” your vote for any nominee to the Board that you specify. With respect to the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm, you may vote “For,” “Against,” or “Abstain” from voting. With respect to the advisory vote on the compensation of our named executive officers, you may vote “For” or “Against” or abstain from voting. With respect to the advisory vote on whether the stockholder vote to approve the compensation of our named executive officers should occur every one, two or three years, you may vote for “one year,” “two years” or “three years” or abstain from voting.

Stockholders of Record: Shares Registered in Your Name

If you are a stockholder of record, there are several ways for you to vote your shares. Whether or not you plan to attend the virtual 2022 Annual Meeting, we urge you to vote by proxy prior to the 2022 Annual Meeting to ensure that your vote is counted.

•
Via the Internet: You may vote at www.proxydocs.com/AIRG, 24 hours a day, seven days a week by following the instructions provided in the Internet Notice. You will need to use the Control Number shown included in your Internet Notice, your proxy card or on the instructions that accompanied your proxy materials to vote via the Internet. Votes submitted by the Internet must be received by 8:59 a.m., Pacific Time, on June 22, 2022.
•
By Telephone: You may vote using a touch-tone telephone by calling (866) 829-5171, 24 hours a day, seven days a week. You will need to use the Control Number included in your Internet Notice, your proxy card or on the instructions that accompanied your proxy materials to vote by telephone. Votes submitted by telephone must be received by 8:59 a.m., Pacific Time, on June 22, 2022.
•
By Mail: If you requested printed copies of the proxy materials by mail, you may vote using your proxy card by completing, signing, dating, and returning the proxy card in the self-addressed, postage-paid envelope provided. If you properly complete your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed.
•
At the Meeting: You may vote during the virtual 2022 Annual Meeting through www.proxydocs.com/AIRG. To be admitted to the 2022 Annual Meeting and vote your shares, you must register to attend the 2022 Annual Meeting at www.proxydocs.com/AIRG by the Registration Deadline, 2:00 p.m., Pacific Time on June 20, 2022, and provide the Control Number included in your Internet Notice, your proxy card, or on the instructions that accompanied your proxy materials. After completion of your registration, further instructions, including a unique link to access the 2022 Annual Meeting, will be emailed to you.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank, or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received voting instructions from that organization rather than directly from us. Please check with your bank, broker, or other agent and follow the voting instructions they provide to vote your shares. Generally, you have three options for returning your proxy.

•
By Method Listed on Voting Instruction Card: Please refer to your voting instruction card or other information provided by your broker, bank, or other agent to determine whether you may vote by telephone or electronically on the Internet and follow the instructions on the voting instruction card or other information provided by your broker, bank, or other agent. Many banks and brokerage firms offer Internet and telephone voting. If your bank, broker, or other agent does not offer Internet or telephone voting information, please follow the other voting instructions they provide to vote your shares.
•
By Mail: You may vote by signing, dating, and returning your voting instruction card in the pre-addressed envelope provided by your broker, bank, or other agent.
•
At the Virtual Annual Meeting: To vote online during the virtual 2022 Annual Meeting, you may be required to obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank, or other agent included with these proxy materials or contact your broker, bank, or other agent to request the proxy form authorizing you to vote the shares. You must register to attend the 2022 Annual Meeting at www.proxydocs.com/AIRG by the Registration Deadline and provide the Control Number included in your Internet Notice, your proxy card, or on the instructions that accompanied your proxy materials. After completion of your registration, further instructions, including a unique link to access the 2022 Annual Meeting, will be emailed to you.

May I revoke my proxy?

If you give us your proxy you may revoke it at any time before it is exercised. You may revoke your proxy in any one of the three following ways:

•
You may send in another signed proxy with a later date;
•
You may authorize a proxy again on a later date on the Internet (only the latest Internet proxy submitted prior to the 2022 Annual Meeting will be counted); or
•
You may notify our corporate secretary in writing before the 2022 Annual Meeting that you have revoked your proxy, after which notification you are entitled to submit a new proxy or, so long as you register in advance, vote at the meeting.

Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote virtually at the Annual Meeting by obtaining a legal proxy from your bank or broker and submitting the legal proxy along with your ballot at the Annual Meeting.

What constitutes a quorum?

The presence at the 2022 Annual Meeting, whether by attendance or by proxy, of holders representing a majority of our outstanding common stock as of April 25, 2022, or 5,094,619 shares, constitutes a quorum at the meeting, permitting us to conduct our business.

What vote is required to approve each proposal?

Proposal 1: Election of Directors. The three nominees who receive the most “For” votes (among votes properly cast at the 2022 Annual Meeting or by proxy) will be elected. Only votes “For” will affect the outcome.

Proposal 2: Ratification of Independent Registered Public Accounting Firm. The ratification of the appointment of Grant Thornton LLP must receive “For” votes from the holders of a majority in voting power of the votes cast affirmatively or negatively on the proposal. Only votes “For” or “Against” will affect the outcome.

Proposal 3: Approval of the Compensation of the Named Executive Officers. The approval of the compensation of the named executive officers must receive “For” votes from a majority of the voting power of the votes cast affirmatively or negatively on the proposal. Only votes “For” or “Against” will affect the outcome.

Proposal 4: Frequency of Stockholder Vote on Executive Compensation. The alternative which receives the most votes (among votes properly cast at the annual meeting or by proxy) will be the stockholders’ recommendation, on an advisory basis, of the frequency of the stockholder vote on executive compensation.

Voting results will be tabulated and certified by the inspector of election appointed for the 2022 Annual Meeting.

How will my shares be voted if I do not specify how they should be voted?

If you are a stockholder of record and you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, then your shares will be voted at the 2022 Annual Meeting in accordance with the Board’s recommendation on all matters presented for a vote at the 2022 Annual Meeting. Similarly, if you sign and return a proxy card but do not indicate how you want to vote your shares for a particular proposal or for all of the proposals, then for any proposal for which you do not so indicate, your shares will be voted in accordance with the Board’s recommendation.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, then the organization that holds your shares may generally vote your shares in their discretion on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will inform the inspector of election that it does not have the authority to vote on that matter with respect to your shares. This is generally referred to as a “broker non-vote.”

What is the effect of withheld votes, abstentions, and broker non-votes?

Shares of common stock held by persons attending the virtual 2022 Annual Meeting but not voting and shares represented by proxies that reflect withheld votes or abstentions as to a particular proposal will be counted as present for purposes of determining the presence of a quorum. Abstentions are not an affirmative or negative vote on a proposal, so abstaining does not count as a vote cast and has no effect for purposes of determining whether our stockholders have ratified the appointment of Grant Thornton LLP, our independent registered public accounting firm. or whether our stockholders have approved the compensation of the named executive officers. The election of directors and advisory vote on the frequency of the stockholder vote on executive compensation are determined by a plurality of votes cast, so a “Withhold” vote will not be counted in determining the outcome of such proposals.

Shares represented by proxies that reflect a “broker non-vote” will be counted as present for purposes of determining the presence of a quorum exists. As discussed above, a “broker non-vote” occurs when a nominee holding shares for a beneficial owner has not received instructions from the beneficial owner and does not have discretionary authority to vote the shares for certain non-routine matters. With regard to the election of directors, the advisory vote to approve the compensation of the named executive officers and the advisory vote regarding the frequency of the stockholder vote to approve the compensation of the named executive officers, which are considered non-routine matters, broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. However, ratification of the appointment of Grant Thornton LLP is considered a routine matter on which a broker or other nominee has discretionary authority to vote. Accordingly, no broker non-votes will likely result from this proposal.

How does the Board recommend that I vote?

The Board recommends that you vote:

•
“For” each of the nominees for election as director;
•
“For” the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

•
“For” the approval of the compensation of our named executive officers; and
•
“For every one year” regarding the frequency of the stockholder vote to approve the compensation of the named executive officers.

If you vote via the Internet, by telephone, or sign and return the proxy card by mail but do not make specific choices, your shares, as permitted, will be voted as recommended by our Board. If any other matter is presented at the 2022 Annual Meeting, your proxy will vote in accordance with his or her best judgment. As of the date of this proxy statement we know of no matters that need to be acted on at the 2022 Annual Meeting, other than those discussed in this proxy statement.

Who is paying the costs of soliciting these proxies?

We will pay all costs of soliciting these proxies. Our directors, officers, and other employees may solicit proxies in person or by mail, telephone, fax, or email. We will not pay our directors, officers, and other employees any additional compensation for these services. We will ask banks, brokers, and other institutions, nominees, and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses. Our costs for forwarding proxy materials will not be significant.

We intend to file a proxy statement and WHITE proxy card with the SEC in connection with its solicitation of proxies for our 2023 annual meeting. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by the Company with the SEC without charge from the SEC’s website at: www.sec.gov.

How do I obtain a 2021 Annual Report?

If you would like a copy of our 2021 Annual Report filed with the SEC on March 21, 2022, we will send you one without charge. Please write to:

Airgain, Inc.

3611 Valley Centre Drive, Suite 150

San Diego, CA 92130

Attn: Corporate Secretary

All of our SEC filings are also available free of charge in the “Investors—SEC Filings” section of our website at www.airgain.com.

How can I find out the results of the voting at the 2022 Annual Meeting?

Preliminary voting results will be announced at the 2022 Annual Meeting. Final voting results will be published in our current report on Form 8-K to be filed with the SEC within four business days after the 2022 Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Proposal 1: Election of Directors

Our Board is divided into three classes, with one class of our directors standing for election each year, generally for a three-year term. Directors for each class are elected at the annual meeting of stockholders held in the year in which the term for their class expires and hold office until the third annual meeting following election and until such director’s successor is elected and qualified, or until such director’s earlier death, resignation, or removal. As detailed in the section below, the current composition of our Board is as follows: Class I consists of Tzau-Jin Chung and James K. Sims; Class II consists of Joan H. Gillman and Arthur M. Toscanini; and Class III consists of Kiva A. Allgood, Thomas A. Munro, and Jacob Suen.

At this meeting three nominees for director are to be elected as Class III directors for a three-year term expiring at our 2025 annual meeting of stockholders and until their successors are duly elected and qualified. The nominees, who were recommended for nomination by the nominating and corporate governance committee of our Board, are Kiva A. Allgood, Thomas A. Munro, and Jacob Suen. The Class II directors have two years remaining on their term of office and the Class I directors have one year remaining on their term of office.

If no contrary indication is made, proxies in the accompanying form are to be voted for Mr. Suen, Ms. Allgood, and Mr. Munro, or in the event that Mr. Suen, Ms. Allgood, or Mr. Munro is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who is designated by our Board to fill the vacancy. Each of Mr. Suen, Ms. Allgood, and Mr. Munro is currently a member of our Board.

All our directors bring to the Board significant leadership experience derived from their professional experience and service as executives or board members of other corporations and/or private equity and venture capital firms. The process undertaken by the nominating and corporate governance committee in recommending qualified director candidates is described below under “Board Diversity and Director Nomination Process.” Certain individual qualifications and skills of our directors that contribute to the Board's effectiveness as a whole are described in the following paragraphs.

Information Regarding Directors

The information set forth below as to the directors and nominees for director has been furnished to us by the directors and nominees for director:

Nominees for Election to the Board

For a three-year term expiring at the
2025 Annual Meeting of Stockholders (Class III)

Name	Age	Present position with Airgain, Inc.
Jacob Suen	48	Director, President and Chief Executive Officer
Kiva A. Allgood	49	Director
Thomas A. Munro	65	Director

Jacob Suen has served on our Board and as Chief Executive Officer, since August 2019 and as our President since January 2019. He previously served as our Senior Vice President, Worldwide Sales from May 2017 through January 2019. Mr. Suen started with the Company in April 2006 as the Vice President of Asia Pacific Sales. He previously served as the Director of Business Development from 1998 to 2005 at Paradyne Corporation. Prior to Paradyne, Mr. Suen was a development engineer at GVN Technologies in 1998. From 1997 to 1998 Mr. Suen was a software development engineer for Motorola, Inc. Mr. Suen holds an MS in Electrical Engineering with a concentration in Communication Systems and a minor in Engineering Management from the University of South Florida. Mr. Suen received an MBA with a focus on International Business and Entrepreneurship from the University of Colorado.

Mr. Suen’s extensive technical background in communication, product knowledge, extensive experience in the industries we operate and experience at our business contributed to our Board's conclusion that he should serve as a director of our Company.

Kiva A. Allgood has served on our Board since July 2021. Ms. Allgood most recently served as Global Head of IoT and Automotive for Ericsson, a global provider of communications technology. Prior, she served as Chief Commercial Development Officer, GE Business Innovations and as Managing Director, GE Ventures for GE Ventures and Business Innovation, a corporate venture company and innovation group of General Electric Company (NYSE: GE). Ms. Allgood also served as President, Qualcomm Intelligent Solutions and Vice President, New Business Development for Qualcomm Incorporated, a global provider of foundational technologies and products used in mobile devices and other wireless products. Ms. Allgood currently serves on the board of Synaptics Incorporated. Ms. Allgood has an MBA from the Kellogg School of Management at Northwestern University and a BS from Northwestern University.

Ms. Allgood’s extensive experience as an operating executive in the communications technology industries contributed to our Board's conclusion that she should serve as a director of our Company.

Thomas A. Munro has served on our Board since 2004. Mr. Munro was the Chief Executive Officer of Verimatrix, Inc., an internet security technology company, a position he held from April 2005 to March 2019. Prior to Verimatrix Mr. Munro was the President of Wireless Facilities, Inc. from 2001 to 2003 and Chief Financial Officer from 1997 to 2001. Previously he was the Chief Financial Officer of Precision Digital Images from 1994 to 1995, and Chief Financial Officer of MetLife Capital Corporation from 1992 to 1994. Mr. Munro currently serves on the board of directors of private companies BandwidthX, Inc. and Shadowbox Inc. and previously served on the boards of directors of private companies Kineticom, Inc. and CommNexus. Mr. Munro holds a BA in business and an MBA from the University of Washington.

Mr. Munro’s extensive knowledge of our business and history and experience in the wireless technology industry contributed to our Board's conclusion that he should serve as a director of our Company.

Term expiring at the
2023 Annual Meeting of Stockholders (Class I)

Name	Age	Present position with Airgain, Inc.
James K. Sims	75	Chair of the Board of Directors
Tzau-Jin (TJ) Chung	59	Director

James K. Sims has served as our Chair of the Board since November 2003. He served as our Chief Executive Officer from March 2019 to August 2019, as our interim Chief Executive Officer from May 2018 to March 2019, and as our Executive Chair from October 2018 to March 2019. Mr. Sims has served as the Chair and Chief Executive Officer of GEN3 Partners, a consulting company that specializes in science-based technology development, since 1999, and as Managing Partner of its affiliated private equity investment fund, GEN3 Capital, LLP, since 2005. In 2017 Mr. Sims was the founding partner of Silicon Valley Data Capital. Mr. Sims also founded Cambridge Technology Partners in 1991, where he held the position of Chief Executive Officer. Prior to Cambridge Technology Partners, Mr. Sims also founded Concurrent Computer Corporation. Mr. Sims currently serves on the board of directors of various private companies including EPAY Systems, Inc., where he is currently the Chairman of the Board, Connections 365, Inc., and Bright Volt, Inc. He has previously served on the board of directors of public companies including Cambridge Technology Partners, Electronic Data Systems Corporation, and RSA Security, Inc., where he was the Chair.

Mr. Sims’ extensive experience as a director of several public and private companies, as well as his experience as a founder and venture capital investor in the technology industry, contributed to our Board's conclusion that he should serve as a director of our Company.

TJ Chung has served on our Board since October 2018. Mr. Chung is currently a Senior Partner at Core Industrial Partners LLC, a private equity firm investing in North American lower middle-market industrial and manufacturing businesses, a position he has held since July 2017. From January 2013 until his retirement in May 2016, Mr. Chung served as Chief Executive Officer of Teletrac Navman, a leading global Software as a Service provider of commercial telematics solutions. From July 2007 to December 2012, Mr. Chung was Chief Executive Officer of Navman Wireless. Previously Mr. Chung served as President of the New Technologies Division of Brunswick Corporation from 2002 to 2007. Prior to that he served as Chief Strategy Officer of Brunswick Corporation and Senior Vice President of Brunswick Corporation’s Mercury Marine Division. Before joining Brunswick Corporation Mr. Chung was an executive at Emerson Electric. Mr. Chung currently serves on the boards of directors of Littelfuse, Inc. and MCBC Holdings, Inc. Mr. Chung earned his BS in electrical and computer engineering from the University of Texas at Austin. He holds an MS in computer science from North Carolina State University and an MBA from the Fuqua School of Business at Duke University.

Mr. Chung’s extensive experience as an operating executive in the telecommunication, wireless, and technology industries contributed to our Board's conclusion that he should serve as a director of our Company.

Term expiring at the
2024 Annual Meeting of Stockholders (Class II)

Name	Age	Present position with Airgain, Inc.
Joan H. Gillman	58	Director
Arthur M. Toscanini	79	Director

Joan H. Gillman has served on our Board since November 2016. Ms. Gillman served as Executive Vice President and Chief Operating Officer of Time Warner Cable Media from September 2006 to June 2016. She first joined Time Warner Cable as a new product and marketing consultant in January 2004 and served from May 2005 to September 2006 as Vice President of Interactive TV and Advanced Advertising. Prior to Time Warner Cable Ms. Gillman served in senior executive roles at OpenTV Corporation, British Interactive Broadcasting Holdings Limited, and Physicians’ Online Inc. She has also held two of the top senior roles in the office of then U.S. Senator Chris Dodd—State Director and Legislative Director. Ms. Gillman currently serves on the board of directors of Centrica PLC, InterDigital, Inc., Cumulus Media Inc., and The Jesuit Volunteer Corp. She has previously served on the boards of directors of various private companies, industry associations, and not-for-profits, including the College of the Holy Cross, the CityParks Foundation, National Cable Communications LLC, and the Interactive Advertising Bureau.

Ms. Gillman’s extensive experience as an operating executive in the cable and technology industries, as well as her service as a director of several public and private companies, contributed to our Board's conclusion that she should serve as a director of our Company.

Arthur M. Toscanini has served on our Board since 2005. Mr. Toscanini is the Chief Financial Officer of GEN3 Partners, a position he has held since 2000. Prior to GEN3 Partners he was Chief Financial Officer with Cambridge Technology Partners from 1991 to 2000. Mr. Toscanini also served as Vice President and Controller of Concurrent Computer Corporation from 1986 to 1991. Prior to Concurrent Computer Corporation, he worked at Perkin-Elmer Data Systems Group. Mr. Toscanini currently serves on the board of directors of EPAY Systems. He holds a BA in accounting from Pace University and an MA in management from Monmouth University.

Mr. Toscanini’s extensive knowledge of our business and experience as a chief financial officer contributed to our Board's conclusion that he should serve as a director of our Company.

Board Independence

Our Board currently consists of seven members. Our Board has determined that all of our directors are independent directors within the meaning of the applicable Nasdaq Stock Market LLC, or Nasdaq, listing standards, except for Mr. Sims, our Chair, and Mr. Suen, our President and Chief Executive Officer. The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.

Board Leadership Structure

Our Board is currently led by its Chair, James K. Sims. Our Board recognizes that it is important to determine an optimal board leadership structure to ensure the independent oversight of management as the Company continues to grow.

Pursuant to our Corporate Governance Guidelines the Board determines the best board leadership structure for our Company from time to time. As part of our annual board self-evaluation process, we evaluate our leadership structure to ensure that the board continues to believe that it provides the optimal structure for our Company and stockholders. We recognize that different board leadership structures may be appropriate for companies in different situations. We believe our current leadership structure is the optimal structure for our Company at this time.

Each of the directors, other than Messrs. Sims and Suen, is independent, and the Board believes that the independent directors provide effective oversight of management. Moreover, in addition to feedback provided during Board meetings, the independent directors have regular executive sessions. Following an executive session of independent directors, the independent directors communicate with Mr. Suen directly regarding any specific feedback or issues, provide Mr. Suen with input regarding agenda items for Board and Board committee meetings, and coordinate with Mr. Suen regarding information to be provided to the independent directors in performing their duties. The Board believes that this approach appropriately and effectively complements the combined Chief Executive Officer/Director structure.

Role of Board in Risk Oversight Process

Our Board has responsibility for the oversight of the Company’s risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business, and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our Board to understand the Company’s risk identification, risk management, and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic, and reputational risk.

The audit committee reviews information regarding liquidity and operations and oversees our management of financial risks. Periodically the audit committee reviews our policies with respect to risk assessment, risk management, loss prevention, and regulatory compliance. Oversight by the audit committee includes direct communication with our external auditors and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor, or control such exposures. The compensation committee is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks. Matters of significant strategic risk are considered by our Board as a whole.

Board Meetings

During 2021 our Board met eight times, including telephonic meetings. In 2021 each director attended at least 75% of the total number of meetings held during such director’s term of service by the Board and each committee of the Board on which such director served.

Board Committees and Independence

Our Board has established three standing committees—audit, compensation, and nominating and corporate governance—each operating under a charter that has been approved by our Board. The table below provides current committee membership information for each of the Board committees.

Committees
Name	Audit	Compensation	Nominating and Corporate Governance
Kiva A. Allgood			X
Tzau-Jin Chung	X
Joan H. Gillman	X		Chair
Thomas A. Munro		Chair	X
Arthur M. Toscanini	Chair	X
Number of committee meetings held in 2021	4	4	2

Audit Committee

The audit committee’s main function is to oversee our accounting and financial reporting processes and the audits of our financial statements. This committee’s responsibilities include, among other things:

•
appointing our independent registered public accounting firm;
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evaluating the qualifications, independence, and performance of our independent registered public accounting firm;
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approving the audit and non-audit services to be performed by our independent registered public accounting firm;
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reviewing the design, implementation, adequacy, and effectiveness of our internal accounting controls and our critical accounting policies;
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discussing with management and the independent registered public accounting firm the results of our annual audit and the review of our quarterly unaudited financial statements;
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reviewing, overseeing, and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;
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reviewing on a periodic basis—or as appropriate—any investment policy and recommending to our Board any changes to such investment policy;
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reviewing any earnings announcements and other public announcements regarding our results of operations;
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preparing the report that the SEC requires in our annual proxy statement;
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reviewing and approving any related party transactions and reviewing and monitoring compliance with our code of conduct and ethics; and
•
reviewing and evaluating—at least annually—the performance of the audit committee and its members including compliance of the audit committee with its charter.

Our Board has determined that all members of the audit committee are independent directors under the applicable rules and regulations of Nasdaq and by Rule 10A-3 of Securities and Exchange Act of 1934, as amended, or the Exchange Act. In addition, all members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our Board has determined that Mr. Toscanini is an “audit committee financial expert” as defined by applicable SEC rules and has the requisite financial sophistication as defined under the applicable Nasdaq rules and regulations. Both our external auditor and internal financial personnel meet privately with the audit committee and have unrestricted access to this committee. The audit committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq, which the audit committee will review and evaluate at least annually.

Compensation Committee

The compensation committee approves or recommends to our Board, policies and programs relating to compensation and benefits of our officers and employees. The compensation committee (a) approves or recommends to our Board annual corporate goals and objectives relevant to the compensation of our Chief Executive Officer and other executive officers, (b) evaluates the performance of these officers relative to those goals and objectives, (c) approves or recommends to our Board the compensation of these officers, and (d) approves or recommends to our Board the issuance of equity awards under our equity plan.

Our Board has determined that all members of the compensation committee are independent under the applicable rules and regulations of Nasdaq relating to compensation committee independence and “non-employee directors” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. The compensation committee operates under a written charter which the compensation committee will review and evaluate at least annually.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee is responsible for assisting our Board in discharging its responsibilities regarding the identification of qualified candidates to become members of our Board, the selection of nominees for election as directors at our annual meeting of stockholders (or special meeting of stockholders at which directors are to be elected), and the selection of candidates to fill any vacancies on our Board and any committees thereof. In addition, the nominating and corporate governance committee is responsible for overseeing our corporate governance policies, reporting and making recommendations to our Board concerning governance matters and oversight of the evaluation of our Board, and concerning environmental, social, and governance (ESG) matters and initiatives.

Our Board has determined that all members of the nominating and corporate governance committee are independent under the applicable rules and regulations of Nasdaq. The nominating and corporate governance committee operates under a written charter which the nominating and corporate governance committee will review and evaluate at least annually.

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee during 2021 has ever been one of our officers or employees. None of our executive officers currently serves, or has served, as a member of the Board or compensation committee of any entity that has one or more executive officers serving as a member of our Board or compensation committee.

Board Diversity and Director Nomination Process

Director Qualifications

Our nominating and corporate governance committee is responsible for reviewing with the Board, on an annual basis, the appropriate characteristics, skills, and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the nominating and corporate governance committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, will consider factors, including the following:

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personal and professional integrity, ethics, and values;
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experience in corporate management, such as serving as an officer or former officer of a publicly-held company;

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experience as a board member of another publicly-held company;
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strong finance and/or business operations experience;
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diversity of expertise and experience in substantive matters pertaining to our business relative to other members of our Board;
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diversity of background and perspective, including but not limited to, with respect to age, gender, race, place of residence, and specialized experience;
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experience relevant to our business' industry, including regarding relevant social issues and policy concerns applicable to our industry; and
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relevant academic expertise or other proficiency in an area of our business operations.

Currently our Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. Four of the seven members of our current Board are either female or self-identify as members of an underrepresented community.

Other than the foregoing there are no stated minimum criteria for director nominees, although the nominating and corporate governance committee may also consider such other factors as it may deem to be in the best interests of our Company and our stockholders. The nominating and corporate governance committee does, however, believe it appropriate for at least one, and preferably, several members of our Board to meet the criteria for an “audit committee financial expert” as defined by SEC rules, and that a majority of the members of our Board meet the definition of “independent director” under Nasdaq qualification standards. The nominating and corporate governance committee also believes it is appropriate for our Chief Executive Officer and President to serve as a member of our Board.

The following Board Diversity Matrix presents our Board diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors:

Board Diversity Matrix (As of April 25, 2022)
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	5
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian		2
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	2	3
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

Identification and Evaluation of Nominees for Directors

The nominating and corporate governance committee identifies nominees for director by first evaluating the current members of our Board willing to continue in service. Current members with qualifications and skills that are consistent with the nominating and corporate governance committee’s criteria for board of director service and who are willing to continue in service are considered for re-nomination while, at the same time, balancing the value of continuity of service by existing members of our Board with that of obtaining a new perspective or expertise.

If any member of our Board does not wish to continue in service, if our Board decides not to re-nominate a member for re-election, or if the Board decides to expand the size of the Board, the nominating and corporate governance committee identifies the desired skills and experience of a new nominee in light of the criteria above. The nominating and corporate governance committee generally polls our Board and members of management for their recommendations. The nominating and corporate governance committee may also review the composition and qualification of the boards of directors of our competitors and may seek input from industry experts or analysts. The nominating and corporate governance committee reviews the qualifications, experience, and background of the candidates. Final candidates are interviewed by the members of the nominating and corporate governance committee and by certain of our other independent directors and executive management. In making its determinations the nominating and corporate governance committee evaluates each individual in the context of our Board as a whole, with the objective of assembling a group that can best contribute to the success of our Company and represent stockholder interests through the exercise of sound business judgment. After review and deliberation of all feedback and data, the nominating and corporate governance committee makes its recommendation to our Board.

The nominating and corporate governance committee evaluates nominees recommended by stockholders in the same manner as it evaluates other nominees. We have not received director candidate recommendations from our stockholders and we do not have a formal policy regarding consideration of such recommendations. However, any recommendations received from stockholders will be evaluated in the same manner that potential nominees suggested by members of our Board, management, or other parties are evaluated.

Under our amended and restated bylaws, a stockholder wishing to suggest a candidate for director should write to our corporate secretary and provide such information about the stockholder and the proposed candidate as is set forth in our amended and restated bylaws and as would be required by SEC rules to be included in a proxy statement. In addition, the stockholder must include the consent of the candidate and describe any arrangement or undertakings between the stockholder and the candidate regarding the nomination. In order to give the nominating and corporate governance committee sufficient time to evaluate a recommended candidate and include the candidate in our proxy statement for the 2023 annual meeting, the recommendation should be received by our corporate secretary at our principal executive offices in accordance with our procedures detailed in the section below entitled “Stockholder Proposals."

Director Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of our Board at our annual meeting, we encourage all of our directors to attend. All members of our Board at the time virtually attended our annual meeting of stockholders in 2021.

Communications with our Board

Stockholders seeking to communicate with our Board should submit their written comments to our corporate secretary, Airgain, Inc., 3611 Valley Centre Drive, Suite 150, San Diego, CA 92130. The corporate secretary will forward such communications to each member of our Board; provided that, if in the opinion of our corporate secretary it would be inappropriate to send a particular stockholder communication to a specific director, such communication will only be sent to the remaining directors (subject to the remaining directors concurring with such opinion).

Prohibition Against Pledging and Hedging

We maintain an Insider Trading Compliance Policy that prohibits our officers, directors, and employees pledging our stock as collateral to secure loans and from engaging in hedging transactions, including zero-cost collars and forward sale contracts. It further prohibits margin purchases of our stock, short sales of our stock, and any transactions in puts, calls, or other derivative securities involving our stock.

Corporate Governance

Our Company’s Code of Business Conduct and Ethics, Corporate Governance Guidelines, Audit Committee Charter, Compensation Committee Charter, and Nominating and Corporate Governance Committee Charter are available, free of charge, on our website at www.airgain.com. Please note, however, that the information contained on the website is not incorporated by reference in, or considered part of, this proxy statement. We will also provide copies of these documents as well as our Company’s other corporate governance documents, free of charge, to any stockholder upon written request to Airgain, Inc., 3611 Valley Centre Drive, Suite 150, San Diego, CA 92130, Attention: Corporate Secretary.

Director Compensation

Our Board has approved a compensation policy for our non-employee directors. The non-employee director compensation policy provides for annual retainer fees and long-term equity awards for our non-employee directors. Pursuant to the terms of the non-employee director compensation policy, each non-employee director, other than the Chair, will receive an annual retainer of $32,000. In 2021, our Chair of the Board received an annual retainer of $175,000. Commencing in 2022, our Chair of the Board receives an annual retainer of $58,500. Non-employee directors serving as the Chairs of the Audit, Compensation, and Nominating and Corporate Governance Committees will receive additional annual retainers of $16,000, $10,600, and $8,000, respectively. Non-employee directors serving as members of the Audit, Compensation, and Nominating and Corporate Governance Committees will receive additional annual retainers of $8,000, $5,300 and $4,000, respectively.

Each non-employee director who is newly elected or appointed to the Board will also receive, effective on the date of such election or appointment (or such other date specified by the Board), (1) an initial grant of options to purchase a number of shares of our common stock having a value of $50,000, calculated as of the date of grant in accordance with the Black-Scholes option pricing model (utilizing the same assumptions that we utilize in preparation of our financial statements and the thirty-day trailing average trading price of our common stock preceding the date of grant, or the Thirty-Day Trailing Average, plus (2) such number of restricted stock units as is determined by dividing (A) $50,000 by (B) the Thirty-Day Trailing Average, which initial awards will vest in substantially equal installments on each of the first three anniversaries of the date of grant. Non-employee director’s initial awards shall vest in full immediately prior to the occurrence of a change in control, to the extent outstanding at such time.

Each non-employee director will receive an annual award on the first trading day in February of each year of (1) a number of stock options having a value of $30,000 (with the award to the Chair of the Board having a value of $45,000), calculated as of the date of grant in accordance with the Black-Scholes option pricing model (utilizing the same assumptions that we use in preparation of our financial statements and the Thirty-Day Trailing Average), plus (2) such number of restricted stock units as is determined by dividing (A) $30,000 (with the award to the Chair of the Board having a value of $45,000) by (B) the Thirty-Day Trailing Average, which annual awards will vest on the first anniversary of the date of grant. All non-employee director’s annual awards shall vest in full immediately prior to the occurrence of a change in control, to the extent outstanding at such time.

In addition, the non-employee director compensation policy contains an ownership guideline requiring members of the Board to own shares with a value of at least three times the then-current annual retainer. A newly appointed director is subject to this guideline within three years after the director’s first appointment to the Board. Compensation under our compensation policy is subject to the annual limits on non-employee director compensation set forth in our 2016 Incentive Award Plan, referred to herein as the 2016 Plan. Our Board or its authorized committee may modify the non-employee director compensation policy from time to time in the exercise of its business judgment, considering such factors and circumstances as it shall deem relevant from time to time, subject to the annual limit on non-employee director compensation set forth in the 2016 Plan. As provided in the 2016 Plan, our Board or its authorized committee may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the Board or its authorized committee may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation or in other compensation decisions involving non-employee directors.

Mr. Suen, who serves as our President and Chief Executive Officer and a member of our Board receives no additional compensation for his service as a director.

The following table sets forth information for the year ended December 31, 2021, regarding the compensation awarded to, earned by, or paid to our non-employee directors who served on our Board during 2021:

Name	Fees earned or paid in cash	Option awards(1)	Stock awards(1)	Total
Kiva A. Allgood(2)	$15,334	$45,989	$45,143	$106,466
Tzau-Jin Chung	40,000	34,128	34,622	108,750
Joan H. Gillman	48,000	34,128	34,622	116,750
Thomas A. Munro	46,600	34,128	34,622	115,350
James K. Sims	175,000	51,198	51,933	278,130
Arthur M. Toscanini	53,300	34,128	34,622	122,050

(1) Amounts reflect the full grant-date fair value of stock awards and stock options granted during 2021 computed in accordance with Accounting Standards Codification, or ASC, Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all option awards made to our directors in Note 10 to the financial statements included in our 2021 Annual Report filed with the SEC on March 21, 2022.

(2) Ms. Allgood was appointed to the Board effective July 2021. The total dollar value of her fees are prorated to reflect the portion of the year during which she served on the Board.

The table below shows the aggregate numbers of restricted stock unit and stock option awards held by each non-employee director listed in the table above outstanding at December 31, 2021:

Name	Options	Restricted Stock Units
Kiva A. Allgood	4,974	2,501
Tzau-Jin Chung	28,558	1,448
Joan H. Gillman	45,724	4,387
Thomas A. Munro	76,205	4,387
James K. Sims	325,122	12,334
Arthur M. Toscanini	82,404	1,448

Vote Required; Recommendation of the Board

If a quorum is present and voting at the 2022 Annual Meeting, directors shall be elected by a plurality of votes cast, meaning that the nominees receiving the highest number of shares voted “For” their election will be elected to our Board. Votes withheld from any nominee, abstentions, and broker non-votes will be counted only for purposes of determining a quorum and are not considered votes cast for the foregoing purpose. Broker non-votes will have no effect on this proposal as brokers or other nominees are not entitled to vote on such proposals in the absence of voting instructions from the beneficial owner.

Our Board unanimously recommends that the stockholders vote “for” the election of Kiva A. Allgood, Thomas A. Munro, and Jacob Suen. Proxies solicited by the Board will be so voted unless stockholders specify otherwise.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The audit committee has approved the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022, with such appointment to be effective immediately following the filing of the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2022 (“Q’1 Form 10-Q”), and has further directed that management submit the appointment of independent registered public accounting firm for ratification by the stockholders at the 2022 Annual Meeting. Previously, KPMG LLP has audited the Company’s financial statements since 2012.

Stockholder ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm is not required by Delaware law, the Company’s amended and restated certificate of incorporation, or the Company’s amended and restated bylaws. However, the audit committee is submitting the appointment of Grant Thornton LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment the audit committee will reconsider whether to retain that firm. Even if the appointment is ratified, the audit committee in its discretion may direct the appointment of a different independent registered accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of the Company and its stockholders.

Change of Independent Registered Public Accounting Firm

The Audit Committee has completed a competitive process to review the appointment of the Company’s independent registered public accounting firm for the year ending December 31, 2022.

As a result of this process, effective May 2, 2022, and as disclosed on the Company’s Current Report on Form 8-K filed with the SEC on May 2, 2022 (“Form 8-K”), the Audit Committee approved the appointment of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm for the year ending December 31, 2022, with such appointment to be effective immediately following the filing of the Company’s quarterly report on Form 10-Q for the quarter ended March 31, 2022 (“Q’1 Form 10-Q”). In connection with the appointment of Grant Thornton, management notified KPMG LLP (“KPMG”) that the auditor-client relationship will cease immediately upon filing of the Q’1 Form 10-Q.

During the Company’s two most recent fiscal years and through the date of the form 8-K, (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to KPMG’s satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement; and (ii) there were no “reportable events” within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of KPMG on the consolidated financial statements of the Company as of and for the years ended December 31, 2021 and 2020 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

KPMG's report on the consolidated financial statements of Airgain, Inc. and subsidiary as of and for the years ended December 31, 2021 and 2020, contained a separate paragraph stating that "As discussed in Notes 2 and 11 to the consolidated financial statements, the Company has changed its method of accounting for leases as of January 1, 2021 due to the adoption of Accounting Standards Codification Topic 842,

Leases.”

The Company has provided KPMG with a copy of the disclosures in the form 8-K and requested that KPMG furnish it with a letter addressed to the SEC stating whether or not KPMG agreed with the Company’s statements in Item 4.01 of the Form 8-K, which letter is attached as Exhibit 16.1 to the Form 8-K.

In addition, during the Company’s two most recent fiscal years and through the date of the Form 8-K, neither the Company, nor anyone on the Company’s behalf, consulted Grant Thornton with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of any “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, between us and KPMG, or a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Independent Registered Public Accounting Firm’s Fees

The following table represents aggregate fees billed to us by KPMG LLP, our current independent registered public accounting firm for services related to the years ended December 31 (in thousands):

	2021	2020
Audit fees	$423	$300
Tax fees	103	177
All other fees	—	2
Total	$526	$479

Audit fees. Amounts include fees to audit and review the Company's annual and quarterly reports filed with the SEC, as well as regulatory filings. For the year ended December 31, 2021, fees also include amounts related to the audit procedures over the purchase accounting valuations of the acquisition of Nimbelink Corp.

Tax fees. Amounts consist of professional services rendered for tax compliance, tax advice, and tax planning. This category includes fees for completion of R&D tax credit studies and consulting on tax matters related to our international operations.

All other fees. Amounts billed for the year ended December 31, 2020, primarily relate to accounting research database subscription services and other educational programs.

The audit committee's policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, including the estimated fees and other terms of any such engagement. During 2021 the audit committee pre-approved all audit and permitted non-audit services provided by KPMG LLP.

Audit Committee Report

The Audit Committee oversees the Company’s financial reporting process on behalf of our Board. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed the audited financial statements in the Company’s annual report with management, including a discussion of any significant changes in the selection or application of accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements, and the effect of any new accounting initiatives.

The Audit Committee reviewed with KPMG LLP, who, with respect to the Company’s fiscal year ended December 31, 2021, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles, its judgments as to the quality, and not just the acceptability, of the Company’s accounting principles, and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards and the matters listed in Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees. In addition, the Audit Committee has discussed with KPMG LLP its independence from management and the Company, has received from KPMG LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the Audit Committee concerning independence, and has considered the compatibility of non-audit services with the auditors’ independence.

As discussed above, after a competitive process, the Audit Committee met with KPMG LLP to discuss the overall scope of its services, the results of its audit and reviews, and the overall quality of the Company’s financial reporting. KPMG LLP, as the Company’s former independent registered public accounting firm, also periodically updated the Audit Committee about new accounting developments and their potential impact on the Company’s reporting. The Audit Committee’s meetings with KPMG LLP were held with and without management present. The Audit Committee is not employed by the Company, nor does it provide any expert assurance or professional certification regarding the Company’s financial statements. The Audit Committee relies, without independent verification, on the accuracy and integrity of the information provided, and representations made, by management and the Company’s independent registered public accounting firm.

In reliance on the reviews and discussions referred to above, the Audit Committee has recommended to the Company’s Board that the audited financial statements be included in our 2021 Annual Report.

The Audit Committee and the Company’s Board have recommended, subject to stockholder approval, the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2022.

This report of the audit committee is not “soliciting material,” shall not be deemed “filed” with the SEC, and shall not be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

The foregoing report has been furnished by the Audit Committee.

AUDIT COMMITTEE
Arthur M. Toscanini
Tzau-Jin Chung
Joan H. Gillman

Vote Required; Recommendation of the Board

The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively on the proposal will be required to ratify the appointment of Grant Thornton LLP, meaning the number of shares voted “For” the proposal must exceed the number of shares voted “Against” the proposal. Abstentions will not be counted toward the tabulation of votes cast on this proposal and will have no effect on the proposal. The approval of Proposal 3 is a routine proposal on which a broker or other nominee has discretionary authority to vote. Accordingly, no broker non-votes will likely result from this proposal.

Our Board unanimously recommends that the stockholders vote “for” the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Proxies solicited by the Board will be so voted unless stockholders specify otherwise.

Proposal 3: Advisory Vote on the Compensation Paid to Our Named Executive Officers

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, our stockholders are entitled to vote at the annual meeting to provide advisory approval of the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC. Pursuant to the Dodd-Frank Act, the stockholder vote on executive compensation is an advisory vote only, and it is not binding on us or our Board.

Although the vote is non-binding, our Compensation Committee and Board value the opinions of the stockholders and will consider the outcome of the vote when making future compensation decisions. As described more fully in the “Executive Compensation and Other Information” section of this proxy statement, our executive compensation program is designed to attract, retain and motivate individuals with superior ability, experience and leadership capability to deliver on our annual and long-term business objectives necessary to create stockholder value. We urge stockholders to read the “Executive Compensation and Other Information” section of this proxy statement, which describes in detail how our executive compensation policies and procedures operate and are intended to operate in the future. The Compensation Committee and the Board believe that our executive compensation program fulfills these goals and is reasonable, competitive and aligned with our performance and the performance of our executives.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we ask that our stockholders vote “FOR” the following resolution:

“RESOLVED, that Airgain, Inc.’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in Airgain, Inc.’s Proxy Statement for the 2022 Annual Meeting.”

Vote Required; Recommendation of the Board

The affirmative vote of a majority of the voting power of the votes cast affirmatively or negatively on the proposal will be required to approve the advisory vote regarding the compensation of the named executive officers. Abstentions will not be counted toward the tabulation of votes cast on this proposal and will have no effect on the proposal. Broker non-votes will have no effect on this proposal as brokers or other nominees are not entitled to vote on such proposal in the absence of voting instructions from the beneficial owner.

Our Board unanimously recommends that the stockholders vote “FOR” the approval of the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC.

Proposal 4: Frequency of Advisory Vote on the Compensation Paid to Our Named Executive Officers

Under the Dodd-Frank Act, our stockholders are entitled to vote at the annual meeting regarding whether the stockholder vote to approve the compensation of our named executive officers as required by Section 14A(a)(2) of the Exchange Act (and as described in Proposal 3 of this proxy statement), should occur every one, two or three years. Under the rules issued by the SEC, stockholders shall also have the option to abstain from voting on the matter. Pursuant to the Dodd-Frank Act, the stockholder vote on the frequency of the stockholder vote to approve executive compensation is an advisory vote only, and it is not binding on us or our Board.

Although the vote is non-binding, our Compensation Committee and Board value the opinions of our stockholders and will consider the outcome of the vote when determining the frequency of future stockholder votes on executive compensation.

Vote Required; Recommendation of the Board

If a quorum is present and voting at the annual meeting, the alternative receiving the highest number of votes—every one year, every two years or every three years—will be the stockholders’ recommendation, on an advisory basis, of the frequency of the stockholder vote on executive compensation. Abstentions and broker non-votes will be counted only for purposes of determining a quorum. Broker non-votes will have no effect on this proposal as brokers or other nominees are not entitled to vote on such proposal in the absence of voting instructions from the beneficial owner.

Our Board recommends a vote for every ONE YEAR regarding the frequency of the advisory stockholder vote to approve the compensation of the named executive officers as required by Section 14A(a)(2) of the Exchange Act. Please note: Stockholders are not voting to approve or disapprove our Board’s recommendation regarding this Proposal 4.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information relating to the beneficial ownership of our common stock as of April 15, 2022, by:

•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding shares of common stock;
•
each of our directors;
•
each of our named executive officers; and
•
all directors and executive officers as a group.

The number of shares beneficially owned by each stockholder, executive officer, or director is determined in accordance with SEC rules. Under such rules, beneficial ownership includes any shares over which the person or entity has sole or shared voting power or investment power as well as any shares that the person has the right to acquire within 60 days of April 15, 2022, through the exercise of any stock options, warrants, or other rights. Except as otherwise indicated, and subject to applicable community property laws, to our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by that person. For purposes of calculating each person’s or group’s percentage ownership, stock options, warrants, and other rights exercisable within 60 days of April 15, 2022, are included for that person but not for any other person.

The percentage of shares beneficially owned is based on 10,188,968 shares of our common stock outstanding as of April 15, 2022. Unless otherwise noted below, the address of each person listed on the table is c/o Airgain, Inc., 3611 Valley Centre Drive, Suite 150, San Diego, CA 92130.

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares	Percentage of Shares
5% and Greater Stockholders
North Run Capital LP(1) 62 Walnut Street Wellesley, MA 02481	764,500	7.6%
William Blair & Company, L.L.C.(2) 150 North Riverside Plaza Chicago, IL 60606	633,910	6.3%
Named Executive Officers and Directors
Kiva A. Allgood	—	*
Tzau-Jin Chung(3)	39,742	*
Joan H. Gillman(4)	52,946	*
David B. Lyle	20,750	*
Thomas A. Munro(5)	85,426	*
Morad Sbahi(6)	53,145	*
James K. Sims(7)	622,682	5.9%
Jacob Suen(8)	438,097	4.1%
Arthur M. Toscanini(9)	152,783	1.5%
All current directors and executive officers as a group (9 persons)(10)	1,453,232	13.0%

* Indicates beneficial ownership of less than 1% of the total outstanding common stock.

(1) Based on information disclosed in the Schedule 13G filed with the SEC on February 14, 2022 by North Run LP. This schedule reported that North Run Capital LP, North Run Advisors LLC, Todd B. Hammer, and Thomas B. Ellis have shared voting power with respect to 764,500 shares and shared dispositive power with respect to 764,500 shares.

(2) Based on information disclosed in the Schedule 13G/A filed with the SEC on February 11, 2022 by William Blair & Company, L.L.C. This schedule reported that William Blair & Company, L.L.C. has sole voting power with respect to 576,690 shares and sole dispositive power with respect to 633,910 shares.

(3) Includes 28,558 shares of common stock that Mr. Chung has the right to acquire from us within 60 days of April 15, 2022, pursuant to the exercise of stock options. Beneficial ownership does not include 2,938 restricted stock units since no shares would be acquired within 60 days of April 15, 2022.

(4) Includes 45,724 shares of common stock that Ms. Gillman has the right to acquire from us within 60 days of April 15, 2022, pursuant to the exercise of stock options. Beneficial ownership includes 4,387 restricted stock units the issuance of which have been deferred, but does not include 2,938 restricted stock units granted on February 1, 2022, as no shares from that grant would be acquired within 60 days of April 15, 2022.

(5) Includes 76,204 shares of common stock that Mr. Munro has the right to acquire from us within 60 days of April 15, 2022, pursuant to the exercise of stock options. Beneficial ownership includes 4,387 restricted stock units the issuance of which have been deferred, but does not include 2,938 restricted stock units granted on February 1, 2022, as no shares from that grant would be acquired within 60 days of April 15, 2022.

(6) Includes 47,855 shares of common stock that Mr. Sbahi has the right to acquire from us within 60 days of April 15, 2022, pursuant to the exercise of stock options. Beneficial ownership does not include 16,753 restricted stock units since no shares would be acquired within 60 days of April 15, 2022.

(7) Includes (a) 317,829 shares of common stock that Mr. Sims has the right to acquire from us within 60 days of April 15, 2022, pursuant to the exercise of stock options, (b) 7,529 shares of common stock held by GEN3 Capital I, LP, or GEN3 Capital, and (c) 5 shares of common stock held by Gen 3 Partners, Inc., or Gen 3 Partners. The general partner of GEN3 Capital is GEN3 Capital Partners, LLC, or GEN3 LLC, and James K. Sims is the Managing Member of GEN3 LLC. As a result, each of GEN3 LLC and Mr. Sims may be deemed to share beneficial ownership of the shares held by GEN3 Capital. Mr. Sims may be deemed to share beneficial ownership of the shares held by Gen 3 Partners in his capacity as a director of Gen 3 Partners.

Mr. Sims disclaims beneficial ownership of the shares held by Gen 3 Partners and GEN3 Capital, except to the extent of his respective pecuniary interest therein. Information regarding the shares owned by Gen 3 Partners and GEN3 Capital is based in part on information contained in a Form 4 filed by Mr. Sims on March 3, 2022. Beneficial ownership does not include 9,488 restricted stock units since no shares would be acquired within 60 days of April 15, 2022.

(8) Includes 395,663 shares of common stock that Mr. Suen has the right to acquire from us within 60 days of April 15, 2022, pursuant to the exercise of stock options. Beneficial ownership does not include 90,411 restricted stock units since no shares would be acquired within 60 days of April 15, 2022.

(9) Includes (a) 82,403 shares of common stock that Mr. Toscanini has the right to acquire from us within 60 days of April 15, 2022, pursuant to the exercise of stock options, and (b) 5 shares of common stock held by Gen 3 Partners. Mr. Toscanini may be deemed to share beneficial ownership of the shares held by Gen 3 Partners in his capacity as a director of Gen 3 Partners. Mr. Toscanini disclaims beneficial ownership of the shares held by Gen 3 Partners, except to the extent of his pecuniary interest therein. Information regarding the shares owned by Gen 3 Partners is based in part on information contained in a Form 4 filed by Mr. Toscanini on February 3, 2022. Beneficial ownership does not include 2,938 restricted stock units since no shares would be acquired within 60 days of April 15, 2022.

(10) Includes the shares of common stock issuable upon the exercise of outstanding options, as set forth in the previous footnotes and (b) 8,416 shares of common stock that Mr. Sadri has the right to acquire from us within 60 days of April 15, 2022, pursuant to the exercise of stock options.

Executive Officers

The following table sets forth information regarding our executive officers as of April 25, 2022:

Name	Age	Position
Jacob Suen	48	President and Chief Executive Officer
Ali S. Sadri	58	Chief Technology Officer
Morad Sbahi	52	Senior Vice President, Global Product and Marketing

The biography for Mr. Suen can be found under “Proposal 1—Election of Directors.”

Ali S. Sadri, Ph.D. joined Airgain in 2021 as its Senior Vice President, Engineering and as appointed Chief Technology Officer in January 2022, bringing over 25 years of advanced scientific and engineering management experience and is responsible for developing solutions to support Airgain’s current and future businesses. Prior to joining Airgain, Dr. Sadri most recently served as Vice President of Engineering at SOLiD Inc. from 2020-2021. Prior to that, Mr. Sadri held several executive positions at various technology companies, most notably at Intel where he served as a senior director heading the communications standards group and the mmWave advanced technology development group from 2002 to 2020. While working at Intel, Dr. Sadri also held executive positions at industry association group WiGig Alliance as founder and Chairman of the Board. and as Director of Communications Standards at IBM from 1990 to 2000. In addition, Mr. Sadri has served as an industry international advisor at Tokyo Institute of Technology since 2018, and in 2000 he served as a visiting assistant professor at Duke University. Dr. Sadri received his BS, MS, and PhD in Electrical Engineering, with a minor in business from North Carolina State University.

Morad Sbahi has been with the Company since 2013 and served as our Senior Vice President, Global Product and Marketing since February 2021. Prior to that Mr. Sbahi served as the Vice President of Corporate Strategy since February 2020 and General Manager of EMEA from 2013-2020. Before joining Airgain, Mr. Sbahi served as General Manager, EMEA for SMC Networks, Inc., and other management positions with Broadcom, Texas Instruments, Applied Micro Circuits, and Ubee Interactive. Mr. Sbahi holds a BS in Electrical Engineering from Virginia Tech and an MBA from the Warwick Business School.

Executive Compensation and Other Information

This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. For 2021 our “named executive officers” and their positions were as follows:

Name	Age	Position
Jacob Suen	48	President and Chief Executive Officer
David B. Lyle(1)	58	Former Chief Financial Officer
Morad Sbahi	52	Senior Vice President, Global Product and Marketing

(1) Mr. Lyle was appointed Chief Financial Officer effective January 13, 2020, and resigned effective March 1, 2021. Mr. Lyle continued to serve as our principal financial and accounting officer for our public filings with the SEC until March 21, 2021, at which time Mr. Suen began serving as our principal financial and accounting officer, until a replacement can be found.

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations, and determinations regarding future compensation programs. Actual compensation programs that we adopt in the future may differ materially from the currently planned programs summarized in this discussion. As a “smaller reporting company” as defined under SEC rules, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to smaller reporting companies.

Company Overview

Airgain is a leading provider of advanced wireless connectivity technologies and systems used to enable high performance networking across a broad range of devices and markets, including consumer, enterprise, and automotive. Airgain's mission is to connect the world through optimized and integrated wireless solutions. Combining design-led thinking with testing and development, Airgain's technologies are deployed in carrier, fleet, enterprise, residential, private, government, and public safety wireless networks and systems, including set-top boxes, access points, routers, modems, gateways, media adapters, portables, digital televisions, sensors, fleet tracking, in-vehicle networking, and asset tracking devices. Through its pedigree in the design, integration, and testing of high-performance embedded antenna technology, Airgain has become a leading provider of integrated communications products that solve critical connectivity needs. Airgain is headquartered in San Diego, California.

2021 Business Highlights

During 2021, we made significant strides in the transition from an antenna components business to a wireless communications systems company and under our business plan for the year including the following highlights:

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Acquired and successfully integrated Nimbelink Corp., adding to the Company's scope in its enterprise market through significant IIoT products.
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Transitioned from in-house manufacturing to lower cost, high volume, contract manufacturers in North America.
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Won multiple new design wins two significant international companies that should provide the Company with significant opportunities.
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Added to our patent portfolio with additional patents directed to innovative 5G technologies.
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Collaborated with a partner to complete the design and fabrication of a 5G mmWave repeater module.

2021 Executive Compensation Results Overview

Our executive compensation program is composed of three elements: base salary, annual performance-based bonuses, and long-term equity incentives. The base salaries for our executives are targeted at the market median for similar roles at similar companies. The annual performance bonus program has specific targets tied to our annual financial and strategic performance. The equity incentives consist of a mix between stock options and restricted stock units (RSUs).

Below is a summary of the results of our executive compensation program for 2021:

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Modest Base Salary Increases. Our named executive officers received modest base salary increases for 2021, with Mr. Suen’s base salary increase representing a 3.75% increase over his 2020 base salary. Mr. Lyle did not receive a base salary increase in 2021. Mr. Sbahi was appointed to Senior Vice President, Global Product and Marketing in February 2021 and received a 7.6% increase in base salary, at the time of his promotion
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Annual Bonus Payouts Tied to Performance, Resulting in Below Target Payouts. Our named executive officers’ target bonuses for 2021 remained generally unchanged from the target bonus levels in place during 2020 and were based on three metrics: revenue, adjusted EBITDA and key strategic objectives, as further described below. The annual bonuses for the named executive officers in 2021 were earned at 37.5% of target.

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Equity Incentives. In 2021, our named executive officers received annual equity awards in both stock options and RSUs, consistent with prior practice. Each of these types of awards vest over four years, providing a long-term retention and incentive tool for our named executive officers.
o
Stock options are an important vehicle for tying executive pay to performance, because they deliver future value only if the value of our common stock increases above the exercise price. As a result, they provide strong incentives for our named executive officers to increase the value of our common stock over the long term, and they tightly align the interests of our executives with those of our stockholders.
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RSU awards are granted because they are less dilutive to our stockholders, as fewer shares of our common stock are granted to achieve an equivalent value relative to stock options, and because RSU awards are an effective retention tool that maintain value even in cases where the share price is trading lower than the initial grant price.

Key Executive Compensation Changes for 2022

For 2022 our Compensation Committee has implemented certain changes to our executive compensation program to further align the interests of our named executive officers with our stockholders and to further tie target total compensation for our named executive officers to long-term company performance.

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No Cash Compensation Adjustments. For 2022 the base salaries and target bonuses of our named executive officers remain unchanged from 2021 levels.
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Weighting of Financial Annual Bonus Objectives Increased. For 2022 financial objectives will constitute 80% of the total annual bonus opportunity for our named executive officers, with revenue performance weighted at 25% of the total bonus opportunity and adjusted EBITDA weighted at 55% of the total bonus opportunity. Key strategic objectives will make up the remaining 20% of the annual bonus opportunity.
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Addition of Performance Stock Units to Executive Long-Term Incentive Award Program. In 2022, in an effort to increase the long-term focus, we implemented a performance-based RSU, or PSU, program for our executive equity awards. In 2022, excluding Mr. Lyle, we granted approximately 40.3% of our executives' annual equity awards in the form of PSU awards to further align our equity program with market practices and stockholder expectations. Mr. Lyle's equity grants are excluded from this calculation as he was not granted PSUs due to his separation from the Company. The performance goals for the PSU awards are based on both stock price appreciation and revenue objectives.

Our Executive Compensation Best Practices

We endeavor to maintain sound executive compensation policies and practices consistent with our executive compensation philosophy. The following table highlights some of our executive compensation policies and practices, which are structured to drive performance and align our executives’ interests with our stockholders’ long-term interests:

WHAT WE DO

✓	Pay for Performance. We design our executive compensation program to align pay with company performance.

✓

Significant Portion of Compensation is at Risk. Under our executive compensation program, a significant portion of compensation is “at risk” based on our performance, including short-term cash incentives and long-term equity incentives, to align the interests of our executive officers and stockholders.

✓	Independent Compensation Committee. The compensation committee is comprised solely of independent directors.

✓	Independent Compensation Advisor Reports Directly to the Compensation Committee. The compensation committee engages its own compensation consultant to assist with making compensation decisions.

✓	Annual Market Review of Executive Compensation. The compensation committee and its compensation consultant annually assess competitiveness and market alignment of our compensation plans and practices.

✓	Multi-Year Vesting Requirements. The equity awards granted to our executive officers vest over multi-year periods, consistent with current market practice and our retention objectives.

✓	Minimize Inappropriate Risk Taking. Our compensation program is weighted toward long-term incentive compensation to discourage short-term risk taking, and it includes multiple performance measures.

✓	Competitive Peer Group. Our compensation committee selects our peers from technology companies that are similar to us with respect to market capitalization, headcount and revenue.

✓

Stock Ownership Guidelines for Directors. We maintain stock ownership guidelines for our directors to encourage ownership of our common stock and alignment with the long-term interests of our stockholders.

WHAT WE DON’T DO

☒

No Special Health or Welfare Benefits for Executives. Our executive officers participate in broad-based, company-sponsored health and welfare benefits programs on the same basis as our other full-time, salaried employees. Executives do not have access to special benefits programs.

☒	No Post-Employment Tax Gross-Ups. We do not provide any post-employment tax reimbursement payments (including “gross-ups”) on any severance or change-in-control payments or benefits.

☒

No “Single Trigger” Change in Control Cash Severance Benefits. The employment agreements with our named executive officers do not include any “single trigger” change in control cash severance benefits.

☒

Prohibition on Hedging and Pledging. Our insider trading policy prohibits our employees (including executive officers) and directors from engaging in hedging or short-term speculative transactions involving our securities.

Summary Compensation Table

The following table presents information regarding compensation earned by or awards to our named executive officers:

Name and principal position	Year	Salary	Stock awards(1)	Option awards(3)	Non-equity incentive plan awards(3)	All other compensation(3)	Total
Jacob Suen, President and Chief Executive Officer	2021	$414,961	$979,300	$950,067	$155,625	$11,600	$2,511,553
	2020	418,462	515,000	—	333,000	11,400	1,277,862
	2019	329,231	407,632	1,665,404	212,670	—	2,614,937

David B. Lyle, Former Chief Financial Officer	2021	325,001	505,400	430,304	73,125	—	1,333,830
	2020	315,152	355,600	431,420	180,375	1,250	1,283,797

Morad Sbahi, Senior Vice President, Global Product and Marketing	2021	242,892	334,800	391,019	54,982	—	1,023,693

(1) Amounts reflect the full grant-date fair value of stock and option awards granted during the relevant fiscal year computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all awards made to our named executive officers in Note 10 to the financial statements included in our 2021 Annual Report filed with the SEC on March 21, 2022.

(2) The amount represents annual performance bonuses earned by the Named Executive Officers for performance during the applicable fiscal year.

(3) For 2021 represents Company paid contributions to 401(k) retirement savings plan accounts.

Narrative Disclosure to Compensation Tables

Overview

The primary elements of compensation for our named executive officers are base salary, annual bonuses and long-term incentive awards in the form of equity awards. The named executive officers also participate in employee benefit plans and programs that we offer to our other employees, as described below.

The Compensation Committee of our Board develops, reviews and approves each of the elements of our executive compensation program. The Compensation Committee also regularly assesses the effectiveness and competitiveness of our compensation programs. The Compensation Committee is authorized to retain the services of third-party Compensation consultants and other outside advisors, from time to time, to assist in its evaluation of executive compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.

In 2021, the Compensation Committee retained Compensia, an independent third-party compensation consulting firm for guidance in making its executive compensation decisions. Compensia did not provide any other services to us in 2021 beyond its engagement as an advisor to the Compensation Committee on executive compensation matters. The Compensation Committee assessed the independence of Compensia pursuant to SEC and Nasdaq rules and concluded that no conflict of interest existed that would have prevented Compensia from serving as an independent consultant to the Compensation Committee currently or during 2021.

Executive Compensation Components

The Compensation Committee and the Board believe in a "Total Rewards" strategy for our named executive officers, which means that they consider the total value of each executive's (i) base salary, (ii) target and actual annual bonus, (iii) equity compensation and iv) health and welfare benefits. As such, each element of Total Rewards is considered independently and in aggregate when considering new hire and ongoing compensation for the named executive officers.

Our overall strategy is to provide Total Rewards that are competitive in the markets in which we compete for talent and fair and equitable based on the executive’s role, qualifications, and competitive market benchmarks.

The following describes each component of our executive compensation program, the rationale for each, and how compensation amounts are determined. Mr. Suen is not present for the deliberations or decision by our Board when it approves his compensation arrangements.

Annual Base Salary

In general, base salaries for our named executive officers are established at the time the executive is hired, based on such executive’s position scope, qualifications, experience internal alignment and competitive market benchmarks for the executive's position, and through arm's length negotiation. Similarly, base salaries of our named executive officers are reviewed and approved annually or in the case of a promotion or other significant change in responsibility by our Compensation Committee or Board. Adjustments to base salaries are considered based on the scope of an executive’s responsibilities, qualifications and experience, individual contribution, sustained positive impact, internal alignment, other compensation elements, and external market benchmarks relative to our designated peer group.

Base salary adjustments are considered in the context of Total Rewards and are awarded only if the Compensation Committee or the Board believes that there is support for such adjustment. This approach is consistent with our intent of offering compensation that is competitive and contingent on the achievement of performance objectives.

In January 2021, the Compensation Committee reviewed the base salaries of our named executive officers and determined that the base salaries of our named executive officers would be as follows, which increases were effective January 1, 2021, for Mr. Suen and February 18, 2021 (commensurate with his appointment as Senior Vice President, Global Product and Marketing, for Mr. Sbahi):

Name	2021 Base Salary	Percentage Increase from 2020
Mr. Suen	$415,000	3.75%
Mr. Sbahi	244,365	7.63%
Mr. Lyle	325,000	—

Annual Cash Bonus

The compensation committee adopted a 2021 annual bonus program for our named executive officers. The target bonus as a percentage of annual base salary was 100% for Mr. Suen, 60% for Mr. Lyle, and Mr. Sbahi's was increased from 40% to 60% commensurate with his appointment as Senior Vice President, Global Product and Marketing.

Under the 2021 annual bonus program, each executive’s annual bonus was based on two financial metrics: i) corporate revenue (weighted at 50%), and ii) adjusted EBITDA performance (weighted at 20%), for a total weighting of 70% for the financial metrics. The remaining 30% of the executive’s annual bonus was based on Company performance relative to seven key strategic goals, as set forth in the table below, with a maximum payout level of 150%.

The financial metrics (corporate revenue and adjusted EBITDA) incorporated “Threshold,” “Target” and “Maximum” performance levels corresponding to the payout levels. Target performance paid at 100%, Maximum paid at 125% and Threshold at 70%; no payout was earned if Threshold performance was not achieved on any metric, as illustrated in the table below.

The financial performance targets and the actual achievement of such objectives for 2021 were as set forth in the table below. The objectives were each intended to be rigorous, with threshold payout levels requiring significant year over year growth to result in payouts and maximum payouts representing significant and difficult objectives that would be achieved only with extraordinary effort.

Performance Components	Threshold (70% payout)	Between Threshold and Target (85% payout)	Target (100% payout)	Maximum (125% payout)	Actual	% of Target Payout Attained
Revenue	$67.0 million (10% YOY growth)	$73.0 million (20% YOY growth)	$79.0 million (30% YOY growth)	$86.0 million (40% YOY growth)	$64.3 million	—%

Adjusted EBITDA(1)	$1.5 million (50% YOY growth)	$2.5 million (150% YOY growth)	$4.8 million (380% YOY growth)	$6.0 million (500% YOY growth)	$(1.8) million	—%

(1) Adjusted EBITDA is a non-GAAP measure that our compensation committee and Board determined to use in connection with the annual bonus program because, by excluding certain non-cash expense, adjusted EBITDA allows for meaningful comparisons between our core business operating results and those of other companies, as well as providing us with an important tool for financial and operational decision making and for evaluating our own core business operating results over different periods of time. Management considers these types of expenses and adjustments, to a great extent, to be unpredictable and dependent on a significant number of factors that are outside of our control and are not necessarily reflective of operational performance during a period. For purposes of our 2021 annual bonus program, adjusted EBITDA represents our earnings before interest, taxes, depreciation, amortization, and also excludes stock-based compensation expense, which represents non-cash charges for the fair value of stock awards, and other income as well as interest income offset by interest expense.

With respect to the key strategic objectives, seven strategic objectives were established by our Compensation Committee in early 2021, with payout levels ranging from 0% to 150% depending on how many of the strategic objectives were met during the year, as set forth in the table below.

Payout %	Target	Strategic Objective	Achieved/Not Achieved	% of Target Payout Attained	Weighted Payout Percentage
0%	1	Key Design Completion (working unit submitted for certification or trial to qualify)	Missed – 50% complete, however missed due to shift in corporate priorities during the year
25%	2	AGC long-term manufacturing solution planned for low cost, high volume	Achieved – Transition to contract manufacturer
50%	3	Contract Manufacturing Optimization for Nimbelink product (achieving 35%+ gross margin)	Achieved – 36.3%
75%	4	2 new international synergy design opportunities	Achieved – two notable international opportunities	Achieved 6 of 7 objectives = 125% component payout percentage	Achieved 6 of 7 objectives = 37.5% payout percentage
100%	5	2 innovative utility patents filed	Achieved
125%	6	Development of 5G mmWave repeater product	Achieved – working prototypes completed
150%	7	Successful integration of Nimbelink (employee retention, key personnel advancement)	Achieved

In January 2022, our Compensation Committee determined that, based on the achievement of six of seven of the strategic objectives, a 125% achievement level was obtained, resulting in a 37.5% weighted payout for this component of the annual bonus.

Based on this assessment our Board determined to award our named executive officers the 2021 bonuses included in the Summary Compensation Table above.

Equity Compensation

The goals of our long-term, equity-based incentive awards are to align the interests of our Named Executive Officers and other employees, non-employee directors and consultants with the interests of our stockholders. Because vesting is based on continued employment over multiple years, our equity-based incentives also encourage the retention of our Named Executive Officers through the vesting period of the awards. In determining the size of the long-term equity incentives to be awarded to our named executive officers, the Compensation Committee takes into account several factors, including the relative job scope, the size and value of existing long-term incentive awards, individual performance history, prior contributions to the Company, as well as market data for equity award for comparable companies and our peer group. We have had no program, plan or practice pertaining to the timing of equity grants to Named Executive Officers coinciding with the release of material non-public information.

We use equity awards to compensate our Named Executive Officers both in the form of initial grants in connection with the commencement of employment and annual incentive grants. Our Compensation Committee typically approves annual equity awards during the first quarter of each year. While we intend that the majority of equity awards to our employees be made pursuant to initial grants or our annual grant program, the Compensation Committee retains discretion to make equity awards to employees at other times, including in connection with the promotion of an employee, to reward an employee, for retention purposes or for other circumstances recommended by management or the Compensation Committee.

Annual equity awards are granted under our 2016 Plan, using a mix of different equity instruments to further its goal of attracting and retaining top performers and to balance the relative advantages of different instruments.

Our Board has adopted, and our stockholders have approved, the 2016 Plan, in order to facilitate the grant of cash and equity incentives to directors, employees (including our Named Executive Officers) and consultants of our Company and certain of its affiliates and to enable our Company and certain of its affiliates to obtain and retain services of these individuals, which is essential to our long-term success.

•
Stock options are an important vehicle for tying executive pay to performance, because they deliver future value only if the value of our common stock increases above the exercise price. As a result, they provide strong incentives for our executive officers to increase the value of our common stock over the long term, and they tightly align the interests of our executives with those of our stockholders. Our stock options allow employees to purchase shares of our common stock at a price per share equal to the fair market value of our common stock on the date of grant and may or may not be intended to qualify as “incentive stock options” for U.S. federal income tax purposes. Generally, the stock options we grant vest over four years, with 25% of the shares subject to the option vesting on the first anniversary of the vesting commencement date, and the remainder vesting in equal monthly installments over a period of three years thereafter, subject to the recipient’s continued employment or service with us on each vesting date. Options have a term of ten years from the date of grant.
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RSU awards are granted because they are less dilutive to our stockholders, as fewer shares of our common stock are granted to achieve an equivalent value relative to stock options, and because RSU awards are an effective retention tool that maintain value even in cases where the share price is trading lower than the initial grant price. Generally, the RSUs we grant vest in equal annual increments over four years, subject to the recipient’s continued employment or service with us on each vesting date
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Stock awards granted to our Named Executive Officers may be subject to accelerated vesting in certain circumstances. For additional discussion, see “—Employment Agreements” above.

In January 2021, the Compensation Committee approved the annual equity awards for our Named Executive Officers in a combination of stock options and RSU awards with approximately 48.2% of the value allocated in the form of options and approximately 51.8% of the value allocated in the form of RSU awards.

The stock option and RSU awards granted to our named executive officers during 2021 are described in the “Outstanding Equity Awards at the End of 2021” table below.

Other Elements of Compensation

Retirement Plans

We currently maintain a 401(k) retirement savings plan that allows eligible employees to defer a portion of their compensation, within limits prescribed by the Internal Revenue Code, or the Code, on a pre-tax basis through contributions to the plan. Our Named Executive Officers are eligible to participate in the 401(k) plan. We may make discretionary matching contributions under the 401(k) plan. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our Named Executive Officers in accordance with our compensation policies. The Company provides a safe harbor match of up to 4% of our eligible employee’s salary.

Employee Benefits and Perquisites

Our Named Executive Officers are eligible to participate in our health and welfare plans. We do not provide our Named Executive Officers with any other significant perquisites or other personal benefits.

Termination or Change in Control Benefits

Our Named Executive Officers may become entitled to certain benefits or enhanced benefits in connection with certain terminations of employment or a change in control of our Company. For additional discussion, please see “—Employment Agreements” above.

Outstanding Equity Awards at the End of 2021

The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each Named Executive Officer as of December 31, 2021:

		Option Awards				Stock Awards
Name	Grant date	Number of securities underlying unexercised options exercisable(1) #	Number of securities underlying unexercised options unexercisable(1) #	Option exercise price $	Expiration date	Number of shares or units of stock that have not vested(2) #	Market value of shares or units of stock that have not vested(3) $
Jacob Suen	1/22/2014	4,200		2.20	1/21/2024
	3/18/2015	12,102		2.00	3/18/2025
	5/24/2016	4,573		1.90	5/23/2026
	4/25/2017	25,000		15.20	4/24/2027
	1/19/2018	44,062	938	10.94	1/19/2028
	5/16/2018	22,395	2,605	8.17	5/16/2028
	1/16/2019	63,802	23,698	11.46	1/16/2029
	1/16/2019					17,784	189,044
	8/12/2019	145,833	104,167	12.07	8/12/2029
	1/16/2020					37,500	398,625
	1/28/2021					40,500	430,515
	1/28/2021		83,900	24.18	1/27/2031
David B. Lyle	1/13/2020					26,250	279,038
	1/13/2020	47,916	52,084	10.16	1/13/2030
	1/28/2021	—	38,000	24.18	1/27/2031
	1/28/2021					20,900	222,167
Morad Sbahi
	4/25/2017		10,000	15.20	4/24/2027
	1/19/2018	209	3,333	10.94	1/18/2028
	1/16/2019	4,063	5,000	11.46	1/15/2029
	1/16/2020	14,375	15,625	10.30	1/15/2030
	2/1/2021	-	12,000	23.91	1/31/2031
	2/1/2021					5,000	53,150
	2/19/2021					8,000	85,040
	2/19/2021	-	20,000	26.91	2/18/2031

(1) Except as specified below, all options have a term of ten years from the date of grant and vest over four years, with 25% of the shares underlying the options vesting on the first anniversary of the vesting commencement date and the remaining shares underlying the options vesting monthly over the three-year period thereafter, subject to the holder’s continuous employment or service. The options granted on January 16, 2019, have a vesting commencement date of January 1, 2019. For all other options, the vesting commencement date is generally the grant date. The options are eligible to vest on an accelerated basis as provided in the Named Executive Officers’ employment agreements described below.

(2) All restricted stock unit awards vest in four equal installments on March 1 of the first four years following the date of grant, subject to the holder’s continuous employment or service. The awards are eligible to vest on an accelerated basis as provided in the Named Executive Officers’ employment agreements described below.

(3) Market value is calculated based on the closing price of our common stock of $10.63 per share on

December 31, 2021, times the number of shares subject to the restricted stock unit award.

Employment Agreements with our Named Executive Officers

We have entered into employment agreements with each of our Named Executive Officers. The employment agreements provide for an indefinite term and for at-will employment. The agreements also set forth each executive’s annual base salary and target bonus opportunity and provide that each executive will be entitled to the benefits provided to employees generally.

Pursuant to the employment agreements, if we terminate an executive’s employment without cause or the executive resigns for good reason , the executive is entitled to the following payments and benefits: (1) fully earned but unpaid base salary through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which the executive is entitled; (2) a lump sum cash payment in an amount equal to 12 months of base salary as in effect immediately prior to the date of termination plus an amount equal to the executive's target bonus for the calendar year during which the date of termination occurs, prorated for such portion of the calendar year during which such termination occurs that has elapsed through the date of termination; and (3) continuation of health benefits at our expense for a period of 12 months following the date of termination.

In the event an executive’s termination without cause or resignation for good reason occurs within 12 months following a change in control, the executive is entitled to the following payments and benefits: (1) fully earned but unpaid base salary through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which the executive is entitled; (2) a lump sum cash payment in an amount equal to 12 months of base salary as in effect immediately prior to the date of termination; (3) a lump sum cash payment in an amount equal to the executive's target bonus for the year in which the termination of employment occurs; and (4) continuation of health benefits at our expense for a period of 18 months following the date of termination. All of an executive’s outstanding equity awards, other than PSUs, will become fully vested and exercisable in the event of a termination without cause or resignation for good reason at any time following a change in control (or, for awards granted to Mr. Lyle in 2020 and awards granted to Messrs. Suen after April 2020, such a termination within 60 days prior to a change in control or at any time following a change in control). PSUs will be eligible to vest upon a change of control based on the performance criteria met at the time of the change in control.

If an executive’s employment is terminated as a result of death or following permanent disability, the executive's estate, as applicable, is entitled to the following payments and benefits: (1) any fully earned but unpaid base salary through the date of termination at the rate then in effect, plus all other amounts under any compensation plan or practice to which the executive is entitled; and (2) a lump sum cash payment in an amount equal to the “earned” bonus for the calendar year during which the date of termination occurs calculated as of the date of termination (wherein “earned” means that the executive has met the applicable bonus metrics as of date of such termination, as determined by the Board), prorated for such portion of the calendar year during which such termination occurs that has elapsed through the date of termination.

Defined Terms Applicable to Executive Employment Agreements

For purposes of the executive employment agreements, “cause” generally means an executive officer’s (1) material breach of his employment agreement, his confidentiality and inventions assignment agreement or the definitive agreements relating to his stock option awards; (2) continued substantial and material failure or refusal to perform according to, or to comply with, the policies, procedures or practices established by the Company; (3) appropriation (or attempted appropriation) of a material business opportunity of the Company, including attempting to secure or securing any personal profit in connection with any transaction entered into on our behalf; (4) misappropriation (or attempted appropriation) of any of our funds or property of any kind; (5) willful gross misconduct; or (6) conviction of a felony involving moral turpitude that is likely to inflict or has inflicted material injury on our business; provided, however, that except for cause being the result of item (6) above, we will provide written notice to the executive officer, which notice specifically identifies the nature of the alleged cause claimed by us with enough specificity for the executive officer to be able to cure, and the executive officer will have 15 days to cure the purported ground(s) for cause.

For purposes of the executive employment agreements, “good reason” generally means (1) a material reduction in the executive officer’s authority, duties or responsibilities relative to the executive officer’s authority, duties or responsibilities in effect immediately prior to such reduction; as set forth in the executive's employment agreement; (2) a material reduction in the executive officer’s annual base salary; (3) a relocation of the executive officer’s or our principal executive offices by more than 25 miles, or (4) any material breach by us or any successor or affiliate of obligations to the executive officer under the employment agreement.

For purposes of the employment agreements, “change in control” generally means (1) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) (other than us, any of our subsidiaries, or any existing stockholder) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of our securities representing 50% or more of the total voting power represented by our then outstanding voting securities, (2) during any period of two consecutive years, individuals who, at the beginning of such period, constitute our board together with any new directors whose election by the board or nomination for election was approved by aa vote of at least 2/3 of the then-current board members who were directors at the beginning of the period or whose election or appointment was so approved, cease for any reason to constitute a majority of the Board, or (3) the consummation of the sale or disposition by us of all or substantially all of our assets, or the consummation of a merger, consolidation, reorganization business combination, or acquisition of assets or stock of another entity, in each case in which our voting securities outstanding immediately prior thereto do not continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least a majority of the combined voting power of such surviving entity or its parent outstanding immediately after such transaction and no “person” owns 50% or more of the surviving entity or its parent.

Equity Compensation Plan Information

As of December 31, 2021, we had four equity compensation plans in place under which equity awards were outstanding or shares of our common stock were authorized for issuance detailed as follows:

Plan Category	Number of securities to be issued upon exercise of outstanding options and rights		Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	2,091,402	(1)	$12.79	658,041	(2)
Equity compensation plans not approved by security holders	219,000	(3)	21.06	81,000	(4)

(1) Includes 1,800,714 shares of common stock that were subject to option awards and 290,688 shares of common stock that were subject to restricted stock units, under the 2016 Plan and the 2013 Equity Incentive Plan.

(2) Includes 331,668 shares of common stock available for issuance under the 2016 Plan and 326,373 shares of common stock available for issuance under our Employee Stock Purchase Plan; all of which were eligible to be purchased during the offering period in effect under the Employee Stock Purchase Plan on such date. This amount does not include any additional shares that may become available for future issuance under the 2016 Plan or the Employee Stock Purchase Plan pursuant to the automatic increases to the share reserves under such plans on January 1 of each year pursuant to their terms.

(3) Represents 177,000 shares of common stock that were subject to option awards and 42,000 shares of common stock that were subject to restricted stock units under the Airgain, Inc. 2021 Employment Inducement Incentive Award Plan, or the Inducement Plan. The material features of our Inducement Plan are more fully described in Note 10 to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021, and filed with the SEC on March 21, 2022.

(4) Represents shares remaining available for issuance under the Inducement Plan.

Certain Relationships and Related Person Transactions

We describe below the transactions and series of similar transactions, since January 1, 2020, to which we were a party or will be a party, in which the amounts involved exceeded or will exceed $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock holders or any member of their immediate family had or will have a direct or indirect material interest.

Director and Executive Officer Compensation

Please see “Proposal 1—Election of Directors—Director Compensation” for additional information regarding compensation of our directors. Please see “Executive Compensation and Other Information” for additional information regarding compensation of our executive officers.

Employment Agreements

We have entered into employment agreements with our executive officers. For more information regarding these agreements, see “Executive Compensation and Other Information—Narrative Disclosure to Compensation Tables.”

Indemnification

Our amended and restated certificate of incorporation and our amended and restated bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted by the Delaware General Corporation Law. Further, we have entered into indemnification agreements with each of our directors and officers, and we have purchased a policy of directors’ and officers’ liability insurance that insures our directors and officers against the cost of defense, settlement, or payment of a judgment under certain circumstances.

Stock Award Grants to Executive Officers and Directors

We have granted stock awards to our executive officers and certain of our directors as more fully described in the section entitled “Executive Compensation and Other Information” and “Proposal 1—Election of Directors—Director Compensation.”

Policies and Procedures Regarding Related Party Transactions

Our Board has adopted a written related person transaction policy setting forth the policies and procedures for the review and approval or ratification of related-person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our audit committee is tasked to consider all relevant facts and circumstances, including, but not limited to, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction and the extent of the related person’s interest in the transaction. All of the transactions described in this section occurred prior to the adoption of this policy.

Stockholder Proposals

Proposals of stockholders intended to be presented at our annual meeting of stockholders to be held in 2023, including nominations of any person for election to our Board, must be received by us no later than January 10, 2023, which is 120 days prior to the one-year anniversary of the mailing date of the proxy statement for the 2022 Annual Meeting, in order to be included in our proxy statement and form of proxy card relating to that meeting, unless the date of the 2023 annual meeting of stockholders is changed by more than 30 days from the anniversary of our 2022 Annual Meeting, in which case the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. These proposals must comply with the requirements as to form and substance established by the SEC in Rule 14a-8 of the Exchange Act for such proposals in order to be included in the proxy statement.

In addition, our amended and restated bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals and nominations of any person for election to our Board not included in our proxy statement, to be brought before an annual meeting of stockholders. In general, notice that meets the requirements set forth in our amended and restated bylaws must be received at our principal executive offices not less than 90 calendar days nor more than 120 calendar days prior to the first anniversary of the preceding year’s annual meeting. Therefore, to be presented at our 2023 annual meeting of stockholders, such a proposal must be received by us no earlier than February 22, 2023, and no later than March 24, 2023. However, if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice must be received not earlier than the close of business on the 120th calendar day prior to such annual meeting and not later than the later of the close of business on the 90th calendar day prior to such annual meeting and the close of business on the tenth calendar day following the day on which public disclosure of the date of such annual meeting was first made. If the stockholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by the Board for the 2023 annual meeting may exercise discretionary voting power regarding any such proposal. Stockholders are advised to review our amended and restated bylaws which also specify requirements as to the form and content of a stockholder’s notice.

In addition to satisfying the foregoing requirements under our amended and restated bylaws, to comply with the universal proxy rules (once they become effective), shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 23, 2023.

We intend to file a proxy statement and WHITE proxy card with the SEC in connection with its solicitation of proxies for our 2023 Annual Meeting. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed by the Company with the SEC without charge from the SEC’s website at: www.sec.gov.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Annual Report

Any person who was a beneficial owner of our common stock on the record date may request a copy of our 2021 Annual Report and it will be furnished without charge upon receipt of a written request identifying the person so requesting a report as a stockholder of our Company at such date. Requests should be directed to Airgain, Inc., 3611 Valley Centre Drive, Suite 150, San Diego, CA 92130, Attention: Corporate Secretary. You also may access this proxy statement and our 2021 Annual Report at www.proxydocs.com/AIRG. We make available free of charge on our website all of our filings that are made electronically with the SEC, including our 2021 Annual Report. These materials can be found in the “Investors—SEC Filings” section of our website at www.airgain.com.

STOCKHOLDERS SHARING THE SAME ADDRESS

The SEC’s rules permit us to deliver a single Internet Notice or set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Internet Notice or one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Internet Notice or proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Internet Notice or proxy materials, we will provide copies of these documents, free of charge, upon written request to Airgain, Inc., 3611 Valley Centre Drive, Suite 150, San Diego, CA 92130.

Attention: Corporate Secretary or by calling (760) 579-0200. Such requests by street name holders should be made through their bank, broker or other holder of record. Stockholders sharing an address that are receiving multiple copies of the Internet Notice can request delivery of a single copy of the proxy statement or annual report or Internet Notice by contacting their broker, bank, or other intermediary or sending a written request to Airgain, Inc. at the address above or by calling (760) 579-0200.

Other Matters

We do not know of any business other than that described in this proxy statement that will be presented for consideration or action by the stockholders at the 2022 Annual Meeting. If, however, any other business is properly brought before the meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes. All stockholders are urged to vote their shares via the toll-free telephone number or over the Internet, as described in this proxy statement. If you received a copy of the proxy card by mail, we urge you to complete, sign, and return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,

/s/ James K. Sims
James K. Sims
Chair of the Board of Directors

San Diego, California
May 2, 2022

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AIRGAIN, INC.

Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) Date

Signature (if held jointly) Date

Please make your marks like this: X THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3 AND 1 YEAR ON PROPOSAL 4 PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. To elect three directors to serve as Class III directors for a three-year term to expire at the 2025 annual meeting of stockholders; FOR WITHHOLD 1.01 Kiva A. Allgood FOR 1.02 Thomas A. Munro FOR 1.03 Jacob Suen FOR FOR AGAINST ABSTAIN 2. To consider and vote upon the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; FOR 3. To consider and vote upon, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement; FOR 1YR 2YR 3YR ABSTAIN 4. To consider and vote upon, on an advisory basis, whether the stockholder vote to approve the compensation of the named executive officers should occur every one, two or three years; and FOR FOR FOR FOR FOR 1 YEAR 5. To transact such other business as may be properly brought before the meeting or any adjournment or postponement thereof. You

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BOX 8016, CARY, NC 27512-9903 INTERNET Go To: www.proxypush.com/AIRG • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote PHONE Call 1-866-829-5171 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided Go Green! To receive documents via e-mail, simply go to: www.proxydocs.com/AIRG AIRGAIN, INC. Annual Meeting of Stockholders For Stockholders of record as of April 25, 2022 TIME: Wednesday, June 22, 2022 9:00 AM, Pacific Time PLACE: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/AIRG for more details To attend the annual meeting online you must register by June 20, 2022 2:00 PM, Pacific Time at www.proxydocs.com/AIRG This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Jacob Suen (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of AIRGAIN, INC. which the undersigned is entitled to vote at said meeting and any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS' RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE AIRGAIN, INC. P.O. BOX 8016, CARY, NC 27512-9903 Important Notice Regarding the Availability of Proxy Materials Stockholders Meeting to be held on June 22, 2022 For Stockholders of record as of April 25, 2022 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/AIRG To vote your proxy while visiting this site, you will need the 12 digit control number in the box below. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet. For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/AIRG Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions. If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year's meeting, you must make this request on or before June 10, 2022. To order paper materials, use one of the following methods. INTERNETwww.investorelections.com/AIRG TELEPHONE(866)648-8133*E-MAILpaper@investorelections.com When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above. AIRGAIN, INC. Annual Meeting of Stockholders Meeting Type: Date: Time: Place: Wednesday, June 22, 2022 9:00 AM, Pacific Time Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/AIRG for more details You must register to attend the meeting online no later than June 20, 2022 2:00 PM, Pacific Time at www.proxydocs.com/AIRG SEE REVERSE FOR FULL AGENDA * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

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AIRGAIN, INC. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3 AND 1 YEAR ON PROPOSAL 4 PROPOSAL 1. To elect three directors to serve as Class III directors for a three-year term to expire at the 2025 annual meeting of stockholders; 1.01 Kiva A. Allgood 1.02 Thomas A. Munro 1.03 Jacob Suen 2. To consider and vote upon the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; 3. To consider and vote upon, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement; 4. To consider and vote upon, on an advisory basis, whether the stockholder vote to approve the compensation of the named executive officers should occur every one, two or three years; and 5. To transact such other business as may be properly brought before the meeting or any adjournment or postponement thereof.

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